CEO SHARE PLEDGE AGREEMENT

      CEO SHARE PLEDGE AGREEMENT (this "AGREEMENT"), dated as of March __, 2006, made by Benton H. Wilcoxon, an individual with a principal place of residence at 3044 Rivoli, Newport Beach, CA 92660 (the "Pledgor"), in favor of Hudson Bay Fund LP, a limited partnership organized under the laws of the State of Delaware, in its capacity as collateral agent (in such capacity, the "COLLATERAL AGENT") for the "Buyers" (as defined below) party to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT").

                              W I T N E S S E T H:
                               - - - - - - - - - -


      WHEREAS, Composite Technology Corporation (the "COMPANY") and each party listed as a "Buyer" on the Schedule of Buyers attached thereto (collectively, the "BUYERS") are parties to a Securities Purchase Agreement, pursuant to which the Company shall be required to sell, and the Buyers or shall purchase or have the right to purchase, the "Notes" (as defined therein);

      WHEREAS, the Pledgor has executed and delivered to the Buyers a Letter Agreement dated the date hereof (the "LETTER AGREEMENT") requiring the Pledgor to deliver to the Collateral Agent, 4,741,936 (as adjusted for stock splits, stock dividends, reverse stock splits, reclassifications, recapitalizations and similar events) shares of the common stock of the Company owned by the Pledgor in the event of a payment default under the Notes (an "EVENT OF DEFAULT");

      WHEREAS, it is a condition precedent to the Buyers entering into the Securities Purchase Agreement that the Pledgor shall have executed and delivered to the Collateral Agent for the benefit of itself and the Buyers this Agreement to secure all of the Pledgor's obligations under the Letter Agreement;

      NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent to perform under the Securities Purchase Agreement, the Pledgor agrees with the Collateral Agent as follows:

      SECTION 1. Definitions and Rules of Interpretation.

            (a)  Definitions.  Reference  is  made  to the  Securities  Purchase
Agreement, and for a statement of terms thereof. All terms used in this Agreement which are defined in the Securities Purchase Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "CODE") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine. In the event that any such term is defined in both the Securities Purchase Agreement and the Code, the definition of such term in the Securities Purchase Agreement shall control.

            (b) Rules of Interpretation. Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this
Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; and (vi) a reference in this Agreement to an Article, Section, Annex, Exhibit or Schedule is to the Article, Section, Annex, Exhibit or Schedule of this Agreement.

      SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns and grants to the Collateral Agent a continuing security interest in, and Lien on, all of his right, title and interest in and to the following (collectively, the "PLEDGED COLLATERAL"):

            (a) The Pledgor's shares of common stock of the Company as set forth in Schedule I, and all future, issued and outstanding shares of capital stock, or other equity or investment securities of, or partnership, membership, or joint venture interests in, the Company, whether now owned or hereafter acquired by the Pledgor and whether or not evidenced or represented by any stock certificate, certificated security or other instrument, together with the certificates representing such equity interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and any other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing and all cash and noncash proceeds thereof (collectively, the "PLEDGED SHARES");

            (b)  all  present  and  future  increases,  profits,   combinations,
reclassifications, and substitutes and replacements for all or part of the foregoing Collateral heretofore described;

            (c) all investment property, financial assets, securities, capital stock, other equity interests, stock options and commodity contracts of the Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness payable or owing to the Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing;

            (d) all securities entitlements of the Pledgor in any and all of the foregoing; and

            (e) all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by the Pledgor and howsoever his interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

      SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for the due performance and observance by the Pledgor of any and all of his obligations under the Letter Agreement (the "OBLIGATIONS"):

      SECTION 4. Delivery of the Pledged Collateral.

            (a) All other Pledged Collateral from time to time or required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Securities Purchase Agreement (the "ADDITIONAL COLLATERAL") shall be delivered to the Collateral Agent promptly upon receipt thereof by or on behalf of the Pledgor. All such certificates and instruments shall be held by the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent. If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, the Pledgor shall cause the Collateral Agent (or its designated custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent (or its designated custodian, nominee or other designee) with respect to such securities without further consent by the Pledgor. If any Pledged Collateral consists of securities entitlements, the Pledgor shall transfer such securities entitlements to the Collateral Agent (or its designated custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent (or its designated custodian, nominee or other designee) without further consent by the Pledgor.

            (b) Promptly upon the receipt by the Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Annex I hereto (a "PLEDGE AMENDMENT"), shall be delivered to the Collateral Agent, in respect of the Additional Collateral which is or are to be pledged pursuant to this Agreement and the Securities Purchase Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I hereto. The Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all certificates listed on any Pledge Amendment shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

            (c) If the Pledgor shall receive, by virtue of the Pledgor's being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, instruments, investment property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

      SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

            (a) The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and the holders thereof are not entitled to any preemptive first refusal or other similar rights. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

            (b) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest and Lien created by this Agreement or any Permitted Liens.

            (c) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of the properties of the Pledgor and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of the properties of the Pledgor other than pursuant to this Agreement and the other Transaction Documents, as defined in the Securities Purchase Agreement, the "TRANSACTION DOCUMENTS").

            (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest and Lien purported to be created hereby in the Pledged Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

            (e) This Agreement creates a valid security interest and Lien in favor of the Collateral Agent in the Pledged Collateral, as security for the Obligations. The Collateral Agent's having possession of the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest and Lien. Such security interest and Lien is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected Lien, subject only to the Permitted Liens. All action necessary or desirable to perfect and protect such security interest and Lien has been duly taken, except for the Collateral Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

      SECTION 6. Covenants as to the Pledged Collateral. So long as any Obligations shall remain outstanding, the Pledgor will, unless the Collateral Agent shall otherwise consent in writing:

            (a) keep adequate records concerning the Pledged Collateral and permit the Collateral Agent, or any designees or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records;

            (b) at the Pledgor's expense, promptly deliver to the Collateral Agent a copy of each material notice or other material communication received by the Pledgor in respect of the Pledged Collateral;

            (c) at the Pledgor's expense, defend the Collateral Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

            (d) at the Pledgor's expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby,
(ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral;

            (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by the Securities Purchase Agreement;

            (f) not create or suffer to exist any Lien, upon or with respect to any Pledged Collateral except for the Lien created hereby or for any Permitted Lien;

            (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the terms hereof;

            (h) except as expressly permitted by the Securities Purchase Agreement, not permit the issuance of (i) any additional shares of any class of capital stock, partnership interests, member interests or other equity of the Company, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock;

            (i) not issue any stock certificate, certificated security or other instrument to evidence or represent any shares of capital stock, any partnership interest or membership interest described in Schedule I hereto; and

            (j) not take or fail to take any action which would in any manner impair the validity or enforceability of the Collateral Agent's security interest in and Lien on any Pledged Collateral.

      SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

            (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Securities Purchase Agreement or the Notes;

                  (ii) the Pledgor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Securities Purchase Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, distribution, interest or other payment which at the time of such dividend, distribution, interest or other payment was not permitted by the Securities Purchase Agreement, shall be, and shall forthwith be delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations; and

                  (iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends, distributions, interest and other payments which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a), in each case, to the extent that the Collateral Agent has possession of such Pledged Collateral.

            (b) Upon the  occurrence  and during the  continuance of an Event of
Default:

                  (i) all rights of the Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends, distributions, interest and other payments which he would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Collateral Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, distributions, interest and other payments;

                  (ii) without limiting the generality of the foregoing, the Collateral Agent may at his option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any issuer of the Pledged Collateral or upon the exercise by any issuer of the Pledged Collateral of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer Collateral Agent, registrar or other designated Collateral Agent upon such terms and conditions as it may determine; and

                  (iii) all dividends, distributions, interest and other payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

      SECTION  8.  Additional  Provisions  Concerning  the  Pledged  Collateral.

            (a) The Pledgor hereby (i) authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral, without the signature of the Pledgor where permitted by law, (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, without the signature of the Pledgor prior to the date hereof and (iii) authorizes the Collateral Agent to execute any agreements, instruments or other documents in the Pledgor's name and to file such agreements, instruments or other documents that are related to the security interest and Lien of the Collageral Agent in the Pledged Collateral or as provided under Article 8 or Article 9 of the UCC in any appropriate filing office.

            (b) The Pledgor hereby irrevocably appoints the Collateral Agent as his attorney-in-fact and proxy, with full authority in the place and stead and in his name or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until the termination of this Agreement in accordance with Section 13(e) hereof.



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

            (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to
Section 10 hereof and shall be secured by the Pledged Collateral.

            (d) Other than the  exercise of  reasonable  care to assure the safe custody of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to any of the Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the
Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

            (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

            (f) Upon the occurrence and during the continuation of any Default or Event of Default, the Collateral Agent may at any time in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

      SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to any of the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Pledgor recognizes that it may be impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or
(ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610 of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

            (c) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect consistent with the provisions of the Securities Purchase Agreement.

            (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent is legally entitled, the Pledgor shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in the Securities Purchase Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Collateral Agent to collect such deficiency.

      SECTION 10. Indemnity and Expenses.

            (a) The Pledgor hereby agrees to indemnify and hold the Collateral Agent (and all of its officers, directors, employees, attorneys, consultants) harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees and disbursements of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities arising or resulting directly from such Person's gross negligence or willful misconduct as determined by a court of competent jurisdiction.

            (b) The Pledgor shall be obligated  for, and will upon demand pay to the Collateral Agent the reasonable amount of any and all out-of-pocket costs and expenses, including the reasonable fees and disbursements of the Collateral Agent's counsel and of any experts which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

      SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), sent by Federal Express or other recognized courier service (return receipt requested), telecopied or delivered, if to the Pledgor, to him at the address specified in the preamble hereto or if to the Collateral Agent, to it at the address specified in the Securities Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if sent by certified mail, postage prepaid, return receipt requested, when received or three (3) Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day or (iii) if delivered or sent by Federal Express or other recognized courier service (return receipt requested), upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

      SECTION 12. Security Interest Absolute. All rights of the Collateral Agent, all Liens and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Letter Agreement, the Securites Purchase Agreement, the Notes or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Letter Agreement, the Securities Purchase Agreement, the Notes or any other Transaction Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or
(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations (other than the payment in full of the Obligations). All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

      SECTION 13. Miscellaneous.

            (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other Transaction Document against such party or against any other Person.

            (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (d) This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the termination of this Agreement in accordance with Section 13 (e) hereof and (ii) be binding on the Pledgor and his heirs and assigns and shall inure, together with all rights and remedies of the Collateral Agent, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its rights and obligations under this Agreement and any other Transaction Document to any other Person pursuant to the terms of the Securities Purchase Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

            (e) Notwithstanding anything to the contrary in this Agreement, (i) this Agreement (along with all powers of attorney granted hereunder) and the security interests and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor upon the repayment in full and/or complete conversion to equity securities of the Company of all indebtedness obligations owed by the Company to the Collateral Agent under the Notes (including, without limitation, all principal, interest and fees related to the Notes), and (ii) the Collateral Agent will, upon the Pledgor's request and at the Pledgor's expense, (A) return to the Pledgor such of the Pledged Collateral (to the extent delivered to the Collateral Agent) as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

            (f) The internal laws, and not the laws of conflicts, of the State of Delaware shall govern the enforceability and validity of this agreement, the construction of its terms and the interpretation of the rights and duties of the parties, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest and Lien created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

            (g) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in Manhattan or the commercial division, civil branch of the supreme court of the State of New York sitting in New York county in connection with any suit, action or proceeding directly or indirectly arising out of, under or in connection with the Letter Agreement or the transactions contemplated thereby. No party to this Agreement may move to (i) transfer any such suit, action or proceeding brought in such New York court or federal court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in such New York court or federal court with a suit, action or proceeding in another jurisdiction or (iii) dismiss any such suit, action or proceeding brought in such New York court or federal court for the purpose of bringing the same in another jurisdiction. Each party to this Agreement agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Letter Agreement, the shares or the conversion shares in any New York court sitting in the county of New York or any federal court sitting in the southern district of New York. Each party to this agreement hereby consents to the service of process in any such suit, action or proceeding by notice in the manner specified in
Section 11.

            (h) The Pledgor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Pledgor at his address provided herein, such service to become effective when received or 10 days after such mailing, whichever first occurs.

            (i) Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Pledgor or any property of the Pledgor in any other jurisdiction.

            (j) The Pledgor irrevocably and unconditionally waives any right he may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            (k) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LETTER AGREEMENT OR OTHER TRANSACTION DOCUMENTS.

            (l) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Pledgor has executed and delivered this Agreement as of the date first above written.





                               By:
                                   -----------------------------------------
                                       BENTON H. WILCOXON





ACCEPTED BY:
-----------

HUDSON BAY FUND LP,
         as Collateral Agent


By:   __________________________
      Name:
      Title:

                         SCHEDULE I TO PLEDGE AGREEMENT

                                 Pledged Shares
                                 --------------


                                                    NUMBER OF                        CERTIFICATE
             PLEDGOR              NAME OF ISSUER      SHARES    % OF SHARES  CLASS     NO.(S)
             -------              --------------      ------    -----------  -----     ------

                             Composite Technology
                                   Corporation
        Benton H. Wilcoxon                          4,741,936

                                     ANNEX I

                                       TO

                                PLEDGE AGREEMENT



                                PLEDGE AMENDMENT

      This Pledge Amendment, dated ?, 20?, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of ?, 2006, made by Benton Wilcoxon in favor of Hudson Bay Fund LP, as Collateral Agent for the Buyers, (the "COLLATERAL AGENT") as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes [and/or] shares or other equity interests listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Pledged Collateral referred to in such Pledge Agreement and shall secure all of the obligations referred to in such Pledge Agreement.

                                PLEDGED SHARES
                                --------------
           PLEDGOR              NAME OF ISSUER     NUMBER OF SHARES OR OTHER   CLASS    CERTIFICATE NO(S)
           -------              --------------     ------------------- ------  -----    -----------------
                                                        EQUITY INTERESTS
                                                        ----------------

      Brain H. Wilcoxon      Composite Technology           5,000,000          Common         4559
                                  Corporation



                                    [PLEDGOR]

                                    By:
                                       ---------------------------------------
                                           BENTON WILCOXON